SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                         PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

       Date of Report (date of earliest event reported): December 19, 2002
                                 ---------------

                        TESSA COMPLETE HEALTH CARE, INC.
             (Exact name of registrant as specified in its charter)


            Georgia                      0-21099                58-0975098
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
 of incorporation)                                          Identification No.)



                        PMB 202, 11575 SW Pacific Highway
                                Tigard, OR 97223
                    (Address of principal executive offices)


                                 (503) 750-5633
              (Registrant's telephone number, including area code)

 ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

      Not Applicable.


 ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

      Not Applicable.


 ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

      Not Applicable.


 ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      Not Applicable.


 ITEM 5.   OTHER EVENTS

      Not Applicable.


 ITEM 6.   RESIGNATION OF  REGISTRANT'S DIRECTORS

      Norm Perry resigned as a director of the Company on December 19, 2002.

 ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

      Not Applicable.


 ITEM 8.   CHANGE IN FISCAL YEAR

      Not Applicable.

 ITEM 9.       REGULATION FD DISCOSURE

      Not Applicable.



 SIGNATURES

            Pursuant to requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             TESSA COMPLETE HEALTH CARE, INC.

 Date: December 19, 2002                     By: Steve Wilson /s/
                                                 ------------------------------
                                                 Steve Wilson, President & CEO